EXHIBIT 99.1

                          AMENDED EMPLOYMENT AGREEMENT
                          ----------------------------

         This AMENDED EMPLOYMENT AGREEMENT ("Amended Agreement") is by and between Integrated Healthcare Holdings, Inc., a Nevada corporation (the "Company") and Steven Blake ("Executive"), (collectively, the "Parties"). This Amended Agreement shall be enforceable as of March 21, 2008 ("Effective Date") when and if it is fully executed.

                                    RECITALS
                                    --------

         A. The Company is engaged in the business of hospital acquisition and management (the "Business"). Executive has been continuously employed as the Company's Chief Financial Officer pursuant to the terms of a certain "EMPLOYMENT AGREEMENT" between Executive and Company, dated March 21, 2005, as amended thereafter from time to time.

         B. The Company and Executive agree it is in each of their best interests to amend the previously executed EMPLOYMENT AGREEMENT, in its entirety, by entering into and executing this Amended Agreement. Therefore, Company and Executive agree as follow:

                                AMENDED AGREEMENT
                                -----------------

1. INCORPORATION OF RECITALS. The above recitals are incorporated herein by this reference.

2. TERM OF EMPLOYMENT. The Company shall employ Executive, under this Amended Employment Agreement, starting on the Effective Date. Executive's employment shall continue until and unless his employment is terminated as provided in
Section 5, below.

3. TERMINATION OF PRIOR "EMPLOYMENT AGREEMENT." The prior "EMPLOYMENT AGREEMENT" between Executive and Company, dated March 21, 2005, shall terminate and shall be superseded in its entirety by, and concurrently with, the full execution of this Amended Agreement.

4. POSITION AND DUTIES.

         4.1. Executive shall serve as the Company's Chief Financial Officer. Executive's principal duties and responsibilities shall be to serve as the Executive Vice President of Finance and Chief Financial Officer (CFO). Executive's principal duties and responsibilities shall be to (i) serve as the primary Executive charged with responsibility for the reporting and accounting functions of the Company, (ii) monitor and report on compliance with the laws and regulations regarding disclosures required by the Securities and Exchange Act of 1934 and Sarbanes/Oxley (iii) provide financial analysis and support to operations management (iv) provide management reports and support to the Company's Board of Directors and (v) perform such other duties as the Executive from time to time may be assigned. Executive will report to the Company's Chief Executive Officer,

         4.2. Except during vacation periods or in accordance with the Company's personnel policies covering Executive leaves and reasonable periods of illness or other incapacitation, Executive shall devote his services to the Company's Business and interests in a manner consistent with Executive's title and office and the Company's needs for his services.

         4.3. Executive shall perform his duties in good faith and in a manner which he honestly believes to be in the best interests of the Company, and with such care, including reasonable inquiry, as an ordinary prudent person in a like position would use under similar circumstances. Executive shall at all times be subject to and shall observe and carry out such reasonable rules, regulations, policies, directions and restrictions as may be established and communicated to him from time to time by the Board of Directors.

         4.4. Executive's employment by the Company shall be exclusive. Therefore, until and unless Executive's employment is terminated shall not:

              (a) directly or indirectly, for any purposes whatsoever, provide services to, or be employed in any capacity by, legal or natural person (other than the Company) while employed by the Company; and

              (b) directly or indirectly, without Company's written consent, significantly participate in any business, enterprise or undertaking. Outside personal, social or charitable activities are not prohibited so long as Executive's participation does not impair his performance of his Duties and obligations under this Amended Agreement.

         4.5. Executive acknowledges he is and shall be providing personal services of a special, unique, unusual and extraordinary character requiring extraordinary ingenuity and effort by Executive. Executive further acknowledges Company would suffer continuing and irreparable injury which can not be not adequately compensated by an award of monetary damages or through other legal remedies. Accordingly, Executive agrees the Company shall be entitled to such injunctive relief as may be required to enforce the provisions of this Section
4. (including sub-section "4.4." immediately above), in addition to any other legal remedies it may have.

5. PLACE OF PERFORMANCE, RELOCATION; ELECTION TO TERMINATE EMPLOYMENT.

         5.1. Executive shall perform his duties (except for reasonable work-related travel) at the Company's corporate headquarters at 1301 N. Tustin Ave., Santa Ana, CA. 92705, or at such other location as the Company may designate in Orange County.

         5.2. Executive shall have the right, in Executive's sole discretion, to elect to treat any out of Orange County relocation, as Company's termination of his employment "without cause" within the meaning of, and as provided in,
Section 7.3, below. This right is conditioned on Executive giving written notice to Company, within thirty (30) days from receipt of written notification by the Company that a decision has been made to relocate, of his election to exercise such right. Company shall compensate Executive, as provided in Section 5.3, subject to his timely written notice of his election to terminate his employment under this Section.

6. COMPENSATION; BENEFITS.

         6.1 BASE SALARY.

              (a) Subject to Executive's performance of all his Duties and obligations under this Amended Agreement, Company shall pay Executive a base salary at a rate of Four Hundred Twenty Two Thousand Dollars ($422,000) on a per annum basis, retroactive to and commencing on March 21, 2008.

              (b) Executive's base salary shall be payable in bi-weekly or other periodic installments in accordance with the Company's payroll procedures in effect from time to time. The base salary is subject to mandatory Federal, State or local withholdings, e.g. income taxes, FICA, disability, unemployment, etc.

              (c) Executive's base salary shall be reviewed on or before March 31, 2009 and every 12 months thereafter by the Compensation Committee of the Company's Board of Directors who shall have discretion to make further adjustments at such time. In no event, however, shall Executive's base salary be decreased.

              (d) Any reference to "per annum," "per year" "annual" or any other time period, in this Amended Agreement, shall not be construed to create or imply employment for a year or any other specific term.

         6.2 BONUS. Company's Board of Directors and CEO shall determine the amount of a bonus to be paid to Executive, within 120 days after the end of each fiscal year, i.e. March 31. Company shall pay each such annual bonus to Executive no later than 120 days after the end of each fiscal year, starting March 31, 2008.

         6.3 STOCK OPTIONS. Subject to ratification of the Board of Directors, the Company may grant Executive an option to purchase shares of the Company (amount of shares and price per share to be determined by the Company).

         6.4 MEDICAL INSURANCE. Executive shall receive medical, dental, vision and/or other health insurance in the same manner and scope as the Company's similarly-situated Senior Executives.

         6.5 EXPENSES. Company shall reimburse Executive for appropriate, reasonable business expenses incurred by Executive, in accordance with the Company's general policy applicable to Company's similarly-situated Senior Executives. Company shall pay, or reimburse Executive for, the reasonable costs for Executive to maintain membership in professional organizations which relate to the Company's Business.

         6.6 LIFE AND DISABILITY INSURANCE AND RETIREMENT PLAN. Executive shall be entitled to participate in any short-term disability plan, long-term disability plan and life insurance plan, and any pension or retirement plan maintained by the Company for the benefit of Company's similarly-situated Senior Executives.

         6.7 AUTOMOBILE ALLOWANCE. Executive shall receive an automobile and insurance allowance of $1,000.00 per month.

         6.8 CELLULAR TELEPHONE. Executive shall receive reimbursement for reasonable expenses associated with Executive's use of a cellular telephone in performing his services.

         6.9 VACATION. Executive shall be entitled to four weeks of paid vacation for every 12 consecutive months of employment under this Amended Agreement or, alternatively, the same amount of vacation to which Company's other similarly-situated Senior Executives are entitled, whichever is greater.

         6.10 OTHER EMPLOYEE BENEFITS. Executive shall receive all other employee benefits and participate in all other employee benefit plans provided by the Company to Company's similarly-situated Senior Executives.

7. TERMINATION.

         7.1 BY COMPANY "FOR CAUSE".

              (a) Notwithstanding any other provision in the Amended Agreement, Company may terminate Executive's employment at any time "for cause." For purposes of this Section 7.1, "for cause" shall mean (i) Executive's commission of a felony; (ii) Executive's commission of a crime or other illegal act involving moral turpitude; (iii) any willful and dishonest act committed by Executive; (iv) Executive's material breach of his duties or obligations under this Amended Agreement.

              (b) Notwithstanding Company's termination of Executive "for cause," under this Section 7.1, Company shall pay Executive all accrued salary, vacation or other pay, expenses, benefits, and vested stock options, through the date of termination.

         7.2 BY EXECUTIVE "FOR CAUSE".

              (a) Notwithstanding any other provision in the Amended Agreement, Executive may terminate his employment with Company "for cause." For purposes of this Section 5.2, "for cause" shall mean (i) the removal of Executive as Chief Financial Officer of Company; (ii) any material diminution or modification of Executive's normal duties, responsibilities and authority under this Amended Agreement; (iii) any material change in Executive's direct reporting relationship to the CEO, including a change in individual assuming the role of CEO;
                   (iv) any material breach of this Amended Agreement by Company; (v) the dissolution, or bankruptcy of the Company;
                   (vi) any person, entity or group of affiliated persons and entities having more than 50% of the outstanding voting securities of the Company which sells, transfers, disposes or otherwise relinquishes their interest in the Company.

              (b) If Executive justifiably terminates his employment "for cause" under this Section 7.2, Company shall pay and provide to Executive certain compensation and benefits ("Severance Package") for a period of twelve (12) months, as more particularly described in, and subject to, the terms of the "SEVERANCE AGREEMENT WITH MUTUAL RELEASES" ("Severance Agreement;" attached hereto as Exhibit "A"). Company's obligations under the attached Severance Agreement are conditioned on, and shall not commence until, the occurrence of each of the following (i) Executive's timely execution and delivery of the Severance Agreement to Company, within fifty-three (53) days after Executive gives Company written notice of the effective date of termination and the reason(s) therefore and, additionally (ii) the expiration of seven (7) days, after delivery of the executed Severance Agreement, without Executive having revoked his acceptance of the Severance Agreement. In no event, however, shall Company have any obligation to provide compensation and benefits under the Severance Agreement (i) while Company is still paying compensation and providing benefits under the terms of this Amended Agreement, or (ii) until after the effective date of Executive's termination.

              (c) Executive shall not accrue or be entitled to additional "Paid Time Off," vacation pay, sick pay benefits, non-accrued bonuses, non-accrued or non vested stock options, or any other compensation or benefits (employment related or otherwise), after the effective date of termination, except as specifically described in sub-section "(b)", immediately above, and the attached Severance Agreement.

              (d) Company also shall pay and deliver to Executive all accrued salary, accrued vacation pay, accrued bonuses or other accrued pay, expenses, benefits, and vested stock options, through and within three (3) business days following the effective date of termination, IRRESPECTIVE OF WHETHER THE ATTACHED SEVERANCE AGREEMENT IS SIGNED.

         7.3 BY COMPANY WITHOUT CAUSE.

              (a) Notwithstanding any other provision in the Amended Agreement, Company may terminate Executive's employment without cause by giving written notice to Executive. The termination shall occur and become effective, automatically and without further notice, sixty (60) days after Company gives written notice to Executive of its intent to terminate Executive's employment without cause. During this sixty (60) interval between Company's notice of termination and the effective date of the termination, Executive shall continue to receive all compensation and benefits provided in this Amended Agreement.

              (b) If Company terminates Executive's employment "without cause" under this Section 7.3, Company shall pay and provide to Executive certain compensation and benefits ("Severance Package") for a period of twelve (12) months, as more particularly described in, and subject to, the terms of the Severance Agreement. Company's obligations under the attached Severance Agreement are conditioned on, and shall not commence until, the occurrence of each of the following: (i) Executive's timely execution and delivery of the Severance Agreement to Company, within fifty-three (53) days after Company gives Executive written notice of the effective date of termination and, additionally (ii) the expiration of seven
                   (7) days, after delivery of the executed Severance Agreement, without Executive having revoked his acceptance of the Severance Agreement. In no event, however, shall Company have any obligation to provide compensation and benefits under the Severance Agreement (i) while Company is still paying compensation and providing benefits under the terms of this Amended Agreement, or (ii) until after the effective date of Executive's termination.

              (c) Executive shall not accrue or be entitled to additional "Paid Time Off," vacation pay, sick pay benefits, non-accrued bonuses, non-accrued or non vested stock options, or any other compensation or benefits (employment related or otherwise), after the effective date of termination, except as specifically described in sub-section "(b)", immediately above, and the attached Severance Agreement.

              (d) Company shall pay and deliver to Executive all accrued salary, accrued vacation pay, accrued bonuses or other accrued pay, expenses, benefits, and vested stock options, through and upon the effective date of termination, IRRESPECTIVE OF WHETHER THE ATTACHED SEVERANCE AGREEMENT IS SIGNED.

         7.4 BY EXECUTIVE WITHOUT CAUSE. Notwithstanding any other provision in the Amended Agreement, Executive may terminate his employment without cause upon sixty (60) days' written notice to Company. Company shall pay Executive all accrued salary, vacation or other pay, expenses, benefits, and vested stock options, through the date of termination.

         7.5 DEATH OR DISABILITY.

              (a) Company may terminate Executive's employment if Executive dies or becomes disabled. Executive shall be deemed "disabled" for purposes of this Amended Agreement if he is unable, by reason of illness, accident, or other physical or mental incapacity, to perform substantially all of his normal duties for a continuous period of ninety (90) days.

              (b) If Executive's employment is terminated on account of his death or disability, Company shall pay and provide to Executive or, if incompetent or deceased, his representative, attorney in fact, conservator, surviving spouse, heir(s), representative, trust or estate (hereinafter, "Executive") certain compensation and benefits ("Severance Package") for a period of twelve (12) months, as more particularly described in, and subject to, the terms of the attached Severance Agreement. Company's obligations under the attached Severance Agreement are conditioned on, and shall not commence until, the occurrence of each of the following. (i) Executive's timely execution and delivery of the Severance Agreement to Company, within fifty-three (53) days after Company gives Executive written notice of the effective date of termination and, additionally (ii) the expiration of seven (7) days, after delivery of the executed Severance Agreement, without Executive having revoked his acceptance of the Severance Agreement. In no event, however, shall Company have any obligation to provide compensation and benefits under the Severance Agreement (i) while Company is still paying compensation and providing benefits under the terms of this Amended Agreement, or (ii) until after the effective date of Executive's termination.

              (c) Executive shall not accrue or be entitled to additional "Paid Time Off," vacation pay, sick pay benefits, non-accrued bonuses, non-accrued or non vested stock options, or any other compensation or benefits (employment related or otherwise), after the effective date of termination, except as specifically described in subsection "(b)", immediately above, and the attached Severance Agreement.

              (d) Company shall pay and deliver to Executive (or his representative, surviving spouse or estate if applicable) all accrued salary, accrued vacation pay, accrued bonuses or other accrued pay, expenses, benefits, and vested stock options, through and upon the effective(.) date of termination, IRRESPECTIVE OF WHETHER THE ATTACHED SEVERANCE AGREEMENT IS SIGNED.

         7.6 NO MITIGATION REQUIRED; NO OFFSET. Executive shall not be required to seek other employment, as a condition to the Company's payment of and providing of post termination compensation and benefits ("Severance Package"), if his employment is terminated under Sections 7.2 and 7.3, above. Company's obligations, under the Severance Package, shall not be reduced by the amount of any compensation paid to or accrued or benefits provided to or accrued by Executive as a result of his rendering services to, or having a remunerative relationship with, any natural or legal person.

         7.7 FUTURE COOPERATION.

              (a) Executive agrees to cooperate with the Company and use his best efforts in responding to all reasonable requests by the Company for assistance and advice relating to matters and procedures in which Executive was involved or which Executive managed or was responsible for while employed by the Company.

              (b) Executive also represents and agrees to cooperate in the Company's defense or prosecution of any claim or other action which arises, whether civil, criminal, administrative or investigative, in which Executive's participation is required in the best judgment of the Company by reason of his former employment with the Company. Upon the Company's request, Executive will use his best efforts to attend hearings and trials, to assist in effectuating settlements, and to assist in the procuring of witnesses, producing evidence, and in the defense or prosecution of said claims or other actions.

         7.8 NON-DISPARAGEMENT. Executive agrees that he will not make derogatory nor disparaging statements about Company or any other affiliate companies and their employees, officers and directors. Executive shall not induce or incite claims of discrimination, wrongful discharge, sexual or other forms of harassment, breach of contract, tortious acts, or any other claims of any type whatsoever against Company by any other person or employee, relating to such individual's employment or business dealings with Company.

8. INDEMNIFICATION OF EXECUTIVE.

         8.1 To the extent permitted by law, Company shall defend, indemnify and hold Executive harmless from and against any and all losses, liabilities, damages, expenses (including attorneys' fees and costs), actions, causes of action or proceedings arising directly or indirectly from Executive's performance of this Amended Agreement or services as an employee of Company, acting with the scope of Executive's employment. Claims arising from employee's intentional misconduct or gross negligence are excepted.

         8.2 The Company shall control the defense of such claim(s). This indemnification shall be in addition to any right of indemnification to which Executive may be entitled under Company's Articles of Incorporation and By-Laws.

9. CONFIDENTIALITY AND EXCLUSIVITY.

         9.1 CONFIDENTIALITY. During and after Executive's employment, under this Amended Agreement, Executive shall not (i) voluntarily, directly or indirectly communicate, in any manner to any legal or natural person (except as required by applicable law or in connection with the performance of his duties and responsibilities as an Executive hereunder); (ii) use or otherwise appropriate for Executive's own or any third party's benefit any Confidential Information. Confidential Information shall include (without limitation) information made available to, obtained by or developed by Executive during the course of his employment relating or pertaining to the Company's trade secrets, financial information, technical information and /or business plans and strategies. Executive shall use his best efforts, and cooperate with the Company, to maintain the secrecy of and limit the use of such Confidential Information.

         9.2 PROPRIETARY RIGHTS; MATERIALS. All documents, memoranda, reports, notebooks, correspondence, files, lists and other records, and the like, designs, drawings, specifications, computer software and computer equipment, computer printouts, computer disks, and all photocopies or other reproductions thereof, affecting or relating to the Business of the Company, which Executive shall prepare, use, construct, observe, possess or control ("Company Materials"), shall be and remain the sole property of the Company. Executive shall deliver promptly to the Company all such Company Materials and other Company Property (e.g. tangible property, credit cards, entry cards, pagers, identification badges, cellular phones, and keys) upon termination of his employment.

10. NO ASSIGNMENT,

         10.1 Executive and Company shall not assign this Amended Agreement to any third party without the written consent of the other party to this Amended Agreement. Company's assignment of this Amended Agreement to a legal person in which Company has a controlling interest shall not be deemed a prohibited assignment under this section 10.

         10.2 Executive shall have the right, in Executive's sole discretion and except as provided in this subsection, to elect to treat a prohibited assignment by Company as a termination of his employment "without cause" by Company as provided for in Section 7.3. Executive shall be deemed to have conclusively waived such right, however, if (i) Executive does not give ten (10) days written notice to Company of his intent to declare a termination of his employment, and
(ii) Executive's ten (10) days notice to Company is not sent within thirty (30) days from Executive's receipt of written notification by the Company that the Amended Agreement has been assigned to a third party. Executive shall not have the right to terminate his employment, under this subsection, if Company successfully revokes or is able to rescind the assignment within the ten (10) days following receipt of Executive's written notice of his intent to terminate his employment.

         10.3 Company shall have the right, in Company's sole discretion and except as provided in this subsection, to elect to treat a prohibited assignment by Executive as a termination of Executive's employment "without cause" by Executive as provided for in Section 7.4. Company shall be deemed to have conclusively waived such right, however, if (i) Company does not give ten (10) days written notice to Executive of Company's intent to declare a termination of Executive's employment, and (ii) Company's ten (10) days notice to Executive is not sent within thirty (30) days from Company's receipt of written notification by Executive that the Amended Agreement has been assigned to a third party. Company shall not have the right to terminate his employment, under this subsection, if Executive successfully revokes or is able to rescind the assignment within the ten (10) days following receipt of Company's written notice of Company's intent to terminate Executive's employment.

11. BINDING ARBITRATION.

         11.1 Any controversy between Company and Executive involving the construction or application of any of the terms, provisions or conditions of this Amended Agreement shall be submitted to binding arbitration if one Party sends a written demand for binding arbitration to the other Party. This Section
13. shall include any claim by Executive of employment discrimination under federal or state law. Company and Executive shall both be deemed to have waived the right to litigate the claim in any federal or state court if either party tenders a written request for arbitration of any such claim(s).

         11.2 Prior to commencement of, and as a condition of, any arbitration, however, the Parties agree to first attempt to resolve any dispute before a neutral mediator in a non-binding mediation. The mediation shall take place within thirty (30) days of written notice by either party of any such dispute, The mediator shall be a California licensed attorney with at least fifteen years experience in and an emphasis in California and Federal Employment Law, or a retired or former judge of the Superior Court of the State of California or of the Court of Appeals of the State of California ("Mediator"). The Mediator shall be selected by the same process used for the selection of an Arbitrator, as described in subsection 11.4, below. The parties agree that mediation shall not exceed one (1) day in duration.

         11.2 Arbitration shall comply with and be governed by the provisions of the California Arbitration Act, unless otherwise precluded by California or Federal law. The Federal Arbitration Act shall apply only if enforcement of a particular provision of the California Arbitration Act would undermine the goals and policies of the Federal Arbitration Act.

         11.2 Any demand to arbitrate shall be deemed to have been made on the date actually received by the party upon whom it is served and, for purposes of the statute of limitations, shall have the same effect as if suit had been filed on the date the demand is made. Any demand to arbitrate any claim arising from or in connection with his Amended Agreement must be received within six (6) months after the claim first arose, notwithstanding any other statute of limitations providing for a longer period of time, unless otherwise forbidden in law.

         11.3. The arbitration shall occur in Orange County, California, before a neutral, single retired or former judge of the Superior Court of the State of California or of the Court of Appeals of the State of California ("Arbitrator"). The parties shall agree upon an Arbitrator within ten (10) days after the demand is made. If the parties cannot agree on an arbitrator, then any of them may apply to the Orange County Superior Court for an Order appointing an Arbitrator who meets the requirements of this subsection 13.3.

         11.4 The Arbitrator shall have exclusive jurisdiction over all legal and equitable claims, issues and remedies, so all types of relief available in a judicial proceeding shall be available to the Parties in the Arbitration. The Parties may use the Orange County Superior Court or, only if required, the Federal Court in Orange County to enforce the Arbitrators rulings and awards. Discovery, including depositions for the purpose of discovery, shall be broadly permitted, and the provisions of the California Code of Civil Procedure ss. 1283.05 shall apply.

         11.5 The Arbitrator shall prepare a written award, after conclusion of the arbitration, stating the essential findings and conclusions upon which the award is based, so as to permit judicial review of the award.

         11.6 Company shall pay all the arbitrator's fees and the arbitration administrative costs (if any) as well as any other fees or costs (if any) which may be required, by law, for the enforcement of this arbitration provision.

                            MISCELLANEOUS PROVISIONS.
                            -------------------------

12. NOTICES. Any notices required or permitted to be sent under this Amended Agreement may be personally delivered, sent by overnight mail or overnight delivery service (e.g. Federal Express) or mailed by registered or certified mail, return receipt requested. Receipt of any notice shall be conclusively be deemed complete, according to the following: (i) personal delivery shall be deemed received the same day; (ii) overnight mail or overnight delivery service shall be deemed complete the next day, Sundays and holidays excepted; (iii) certified or registered mail shall be deemed complete upon recipient's execution of the receipt. Notices shall be sent to the following addresses until and unless changed by a Parties written notice to the other Party:

                  IF TO COMPANY:

                  Scott Schoeffel, General Counsel
                  Integrated Healthcare Holdings, Inc
                  1301 North Tustin Ave.
                  Santa Ana, CA 92705


                  IF TO EXECUTIVE:

                  /s/ Steven Blake
                  Steven Blake
                  1064 S. Taylor Ct.
                  Anaheim, CA 92808

13. CAPTIONS. The captions of the paragraphs of this Amended Agreement are solely for the convenience of the undersigned, are not a part of this Amended Agreement, and shall not be used for the interpretation of any provision of this Amended Agreement.

14. CONTINUING OBLIGATIONS, The rights and obligations of Executive and Company set forth in this Section on Arbitration shall survive the termination of Executive's employment and the expiration of this Amended Agreement.

15. ATTORNEYS' FEES. In the event of a dispute relating to this Amended Agreement, each party shall pay their own legal fees and costs.

16. SEVERABLE PROVISIONS. The provisions of this Amended Agreement are severable. If any provision shall be determined to be unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

17. NON-WAIVER. The failure of either party to insist on strict compliance with any of the terms and conditions of this Amended Agreement by the other party shall not be deemed a waiver of that term or condition. The waiver or relinquishment of any right or power at any one time or times be deemed a waiver or relinquishment of that right or power for all or any other times.

18. ENTIRE AGREEMENT. This Amended Agreement is the full and complete agreement between Company and Executive. There are no other agreements of any kind. This Amended Agreement supersedes all prior agreements, including the prior EMPLOYMENT AGREEMENT between the Parties, dated March 21, 2005 and all amendments (if any) thereto. This Amended Agreement can only be modified by a writing signed by both Parties.

19. APPLICABLE LAW; VENUE. This Amended Agreement is entered into and is to be performed in Orange County, California. The Amended Agreement shall be governed by the laws of the State of California. Notwithstanding Executive's out of state residence, the Parties agree venue shall conclusively be deemed to lie in Orange County, California in the event of any arbitration or litigation. This is a material provision without which Company would not have executed this Amended Agreement.

20. PHOTOCOPIES AND COUNTERPARTS. This Amended Agreement may be executed in counterparts, each of which shall be deemed an original and together shall constitute one complete instrument. Photocopies and facsimiles of such signed counterparts may be used in lieu of the originals for any purpose.

21. AUTHORITY. Any person or entity purporting to have the authority to enter into this Amended Agreement on behalf of or for the benefit of any other person or entity hereby warrants that it has such authority.

22. INTERPRETATION OF AMENDED AGREEMENT. In determining the meaning of, or resolving any ambiguity with respect to, any word, phrase or provision of this Amended Agreement, this Amended Agreement shall be construed with the understanding both Parties were responsible for, and participated in, its preparation. Section 1654 of the Civil Code shall not apply.

23. DISCLAIMER. Executive understands the Law Firm of James W. Lundquist, Inc., is the attorney for Company ONLY. Executive represents he has not executed this Amended Agreement in reliance on or with the belief that any employee or person associated or believed to be associated with the Law Firm of James W. Lundquist, Inc., is acting (whether as an attorney or otherwise) on Executive's behalf in executing this document.

24. SEPARATE COUNSEL ENCOURAGED. Executive represents that has been advised to review this Amended Agreement with his own attorney before executing this Amended Agreement.

EACH OF THE UNDERSIGNED PARTIES HAS CAREFULLY READ, UNDERSTANDS AND AGREES TO EVERY PROVISION CONTAINED IN THIS AMENDED AGREEMENT.


Dated: May 20, 2008                      Integrated Healthcare Holdings, Inc.
                                        A Nevada Corporation


                                        /s/ Bruce Mogel
                                        ----------------------------------------
                                        By:
                                        Bruce Mogel, Chief Executive Officer






                                        /s/ Steve Blake
                                        ----------------------------------------
Dated: May 20, 2008                     By:
                                        Steve Blake, Chief Financial Officer